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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 4, 1996


                           GOLF TRAINING SYSTEMS, INC.
                (Name of registrant as specified in its charter)







         Delaware                      0-25332                  58-1963120
(State or other jurisdiction of  Commission file number      (I.R.S. Employer
incorporation or organization)                              Identification No.)

                          3400 Corporate Way, Suite G
                             Duluth, Georgia 30136
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (770) 623-6400





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     Item 5. Other  Events.  The Board of  Directors  of the Company has elected
Thomas W. Tripp as a director to fill a vacancy on the Board of Directors.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on October 4, 1996.

                                                   GOLF TRAINING SYSTEMS, INC.


                                                     By:  /s/ Wayne C. McDonald
                                                           Wayne C. McDonald,
                                                        Chief Executive Officer





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